WCM Focused Emerging Markets Fund

Investor Class Shares (Ticker Symbol: WFEMX)

Institutional Class Shares (Ticker Symbol: WCMEX)

A series of Investment Managers Series Trust

Supplement dated October 23, 2018, to the

Prospectus and Statement of Additional Information, each dated September 1, 2018.

The bar chart information in the “Performance” section of the Prospectus incorrectly states that the WCM Focused Emerging Markets Fund’s Institutional Class Shares’ 2017 annual total returns were 40.09% rather than 40.90%. Accordingly, the bar chart information in the “Performance” section of the Prospectus is hereby replaced with the following:

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

In addition, WCM Investment Management (the “Advisor”) has agreed to extend its voluntary agreement to waive all of its fees and pay all of the operating expenses of the WCM Focused Emerging Markets Fund (subject to certain exclusions described below) through April 30, 2019. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

In addition, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) for the WCM Focused Emerging Markets Fund through April 30, 2019. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Please retain this Supplement with your records.